UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Equity Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index	S&P 500 Index
6-Month	4.20%	-1.79%	2.89%	4.40%
1-Year	9.95	3.63	9.31	12.98
5-Year	13.12	11.79	13.39	14.33
10-Year	9.05	8.41	7.51	8.32

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.20% during the reporting period. On a relative basis, the Fund outperformed the Russell 1000 Value Index (the “Index”), which returned 2.89%. The Fund outperformed the Index in eight out of ten sectors, led by stock selection and an overweight position in the consumer discretionary sector, and stock selection in the consumer staples, information technology and financials sectors. The Fund underperformed the Index in the telecommunication services sector where stock selection and an overweight position detracted, and in the health care sector, due to an underweight position.

MARKET OVERVIEW

In 2014, domestic equity — as an asset class — distinguished itself as stocks appreciated in value across all capitalizations. During the year, the U.S. economy provided a favorable backdrop for the positive performance of equities with steady, albeit modest growth, continued little wage inflation, and interest rates that remained low — in fact, well below initial expectations. Under these economic conditions, many companies were able to demonstrate ongoing improvement with the majority beating expectations — on both the top and bottom lines. The ride throughout the year, however, was anything but smooth. Macro influences — particularly the strengthening dollar, flattening yield curve, and tumbling oil prices — played a significant role in determining which equities did and did not perform well. Accommodation by the Federal Reserve (the “Fed”) — which officially ended its bond-buying stimulus program in October — helped to fuel demand for high dividend paying stocks such as utilities and Real Estate

Investment Trusts (REITs). A step-up in merger and acquisition (M&A) activity — spurred on by the desire to relocate to advantageous low tax jurisdictions — boosted stocks primarily in the health care sector. But not all was rosy. The Fed’s accommodative behavior proved a headwind for many financials as long yields declined — hurting the profitability of banks. The strengthening U.S. dollar also proved a headwind — especially for multi-national companies where translation from local currencies to the U.S. dollar negatively impacted the bottom line. Consequently, stocks with international businesses broadly underperformed stocks with mostly domestic exposure.

Geopolitical risks — mostly concentrated in Ukraine and Russia, combined with the ever-present turmoil in the Middle East — caused investors to fret resulting in, at times, quite the roller coaster ride. Add to this the fact that growth outside of the U.S. was anemic,

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at best, leading investors to worry intermittently about the global outlook and its impact on domestic stocks. Though volatility remained below historical averages, these issues caused it to spike on a number of occasions during the reporting period.

The start of 2015 was largely a continuation of the back half of 2014. Foreign exchange headwinds, declining energy prices, and questions as to when the Fed would finally move to raise interest rates continued to dominate the headlines. Energy continued to struggle as oil prices fell. Other commodity prices sputtered also — negatively impacting many materials stocks. With falling commodity prices, capital spending plans have been reined-in and this, in combination with a faltering global economic outlook, resulted in weak performance by many industrials. After having been among the best performing stocks in 2014, utilities, which are very sensitive to interest rate expectations, faced pressures as investors became increasingly convinced the Fed would act this year to raise rates.

Health care stocks continued to be a bright spot. In addition to high levels of M&A activity, investors’ appetite for risk has increased, resulting in a speculative market concentrated largely in a narrow group of stocks, especially biotechnology companies. Despite lofty valuations, these stocks continued to perform well. However, the question becomes, for how much longer? Consumer discretionary stocks have also performed well recently reflecting the increased conviction that the U.S. economic recovery will be sustained at moderate levels.

FUND REVIEW

Top performing stocks this reporting period included Apple, Inc., Lear Corp. and Ford Motor Co.

Apple continued to perform well as the continued success of the iPhone 6, excitement surrounding the upcoming introduction of the new iWatch and anticipation of an increased dividend and buyback resulted in strong relative performance. While we continue to like the risk/reward profile of Apple, we did reduce our exposure to the stock during the reporting period. Nevertheless, Apple remains a top ten holding in the portfolio and we continue to like the stock as a result of its low earnings multiple, strong balance sheet, attractive dividend yield, large share buyback and promising slate of new product opportunities.

Lear provides seating and electronic products to the auto industry. Strong global auto sales (ex-Europe), improving margins and a potential separation of the seating & electronics business drove strong performance during the reporting period. We have trimmed our position slightly, but we continue to like the stock due to an attractive valuation, strong U.S. results and nascent signs of improvement in Europe. Furthermore, a possible separation of the

4      OPPENHEIMER EQUITY INCOME FUND

seating & electronics business could drive increased shareholder value.

Ford Motor benefited from solid auto sales so far in 2015. Furthermore, early demand and interest in the company’s new aluminum F-150 truck is encouraging.

Detractors from performance this reporting period included Peabody Energy Corp., Windstream Holdings, Inc. and Ensco plc.

Peabody Energy is a leading coal company. The coal business has been under intense pressure for the past two to three years due to regulatory changes in the U.S. and weak metallurgical coal (used primarily for steel production) demand in China. Our exposure to Peabody is through our holdings in the 4.75% convertible bond. While this position has outperformed the equity, it has been a poor absolute performer. While we are not optimistic about near-term fundamentals, we do believe the company has the resources to survive the downturn and the convertible bond should generate an attractive return from current levels.

Windstream Holdings is one of the largest RLECs, or rural telecom companies. Windstream announced plans to form a REIT during the third quarter of 2014. Weak operating results and a delay in the REIT formation led to its negative results during the reporting period. While the Windstream REIT will be the first of its kind, and as a result its valuation is unclear, we believe that the total return potential could be attractive moving forward.

The energy sector has been under significant pressure as weak global demand has coincided with a steady supply increase. As a result, oil prices have dropped significantly. Ensco is a leading offshore drilling company. We liked Ensco due to its higher quality rig fleet, its large backlog and attractive dividend. However, the downturn has been deeper and quicker than we anticipated. Ensco decided to reduce its dividend to conserve cash during the downturn. While we think most of the bad news has been reflected in the stock’s price at period end, it has been a very disappointing position. We have trimmed some of our holdings.

STRATEGY & OUTLOOK

While we have been surprised by the extent of the recent market volatility and the large drop in oil, we remain optimistic about market return potential during the remainder of 2015. The U.S. economy continues to improve driven by low interest rates, easy monetary policy, strong corporate balance sheets and profitability and better consumer balance sheets. While lower oil prices hurt certain areas and segments of the economy, overall the decline is positive for U.S. consumers, who benefit from the lower cost of gasoline. We believe that corporate earnings outside of the commodity sectors are likely to continue to improve and dividends

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can continue to increase in line with earnings. We expect interest rates may ultimately start to move higher, which we believe may result in flat to negative returns for most fixed income asset classes and make equities look even more appealing.

Michael S. Levine, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	4.7%
JPMorgan Chase & Co.	4.2
Ford Motor Co.	2.5
General Motors Co.	2.4
Assured Guaranty Ltd.	2.3
Kinder Morgan, Inc.	2.3
MetLife, Inc.	2.3
Best Buy Co., Inc.	2.1
Apple, Inc.	2.1
Chevron Corp.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	11.1%
Oil, Gas & Consumable Fuels	9.3
Pharmaceuticals	7.2
Insurance	6.6
Automobiles	4.9
Real Estate Investment Trusts (REITs)	4.7
Capital Markets	3.9
Diversified Telecommunication Services	3.0
Specialty Retail	2.9
Technology Hardware, Storage & Peripherals	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	81.4%
Convertible Corporate Bonds and Notes	8.2
Structured Securities	4.3
Preferred Stocks	4.1
Non-Convertible Corporate Bonds and Notes	1.2
Investment Companies Oppenheimer Institutional Money Market Fund	0.5
Rights, Warrants and Certificates	0.2
Mortgage-Backed Obligations Government Agency	—*
Non-Agency	0.1
Exchange-Traded Options Purchased	— *
U.S. Government Obligations	— *

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	4.20%	9.95%	13.12%	9.05%
Class B (OBEIX)	3/3/97	3.83%	9.16%	12.12%	8.47%
Class C (OCEIX)	3/3/97	3.80%	9.15%	12.24%	8.16%
Class I (OIEIX)	2/28/12	4.44%	10.45%	16.11%*	N/A
Class R (ONEIX)	3/1/01	4.05%	9.67%	12.70%	8.64%
Class Y (OYEIX)	2/28/11	4.31%	10.21%	11.86%*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	-1.79%	3.63%	11.79%	8.41%
Class B (OBEIX)	3/3/97	-0.99%	4.16%	11.86%	8.47%
Class C (OCEIX)	3/3/97	2.83%	8.15%	12.24%	8.16%
Class I (OIEIX)	2/28/12	4.44%	10.45%	16.11%*	N/A
Class R (ONEIX)	3/1/01	3.08%	8.67%	12.70%	8.64%
Class Y (OYEIX)	2/28/11	4.31%	10.21%	11.86%*	N/A

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments

8      OPPENHEIMER EQUITY INCOME FUND

comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During 6 Months Ended April 30, 2015
Class A	$1,000.00	$1,042.00	$5.02
Class B	1,000.00	1,038.30	8.88
Class C	1,000.00	1,038.00	8.83
Class I	1,000.00	1,044.40	2.89
Class R	1,000.00	1,040.50	6.34
Class Y	1,000.00	1,043.10	3.81

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.89	4.97
Class B	1,000.00	1,016.12	8.79
Class C	1,000.00	1,016.17	8.74
Class I	1,000.00	1,021.97	2.86
Class R	1,000.00	1,018.60	6.28
Class Y	1,000.00	1,021.08	3.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2015 are as follows:

Class	Expense Ratios
Class A	0.99%
Class B	1.75
Class C	1.74
Class I	0.57
Class R	1.25
Class Y	0.75

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

	Shares	Value

Common Stocks—81.7%

Consumer Discretionary—14.7%

Auto Components—1.7%

American Axle & Manufacturing Holdings, Inc.[1]	50,000	$1,246,500

Lear Corp.	963,760	107,006,273

		108,252,773

Automobiles—4.9%

Ford Motor Co.	10,000,000	158,000,000

General Motors Co.[2]	4,450,000	156,017,000

		314,017,000

Hotels, Restaurants & Leisure—0.1%

Las Vegas Sands Corp.	120,750	6,385,260

Household Durables—1.8%

Beazer Homes USA, Inc.[1]	665,000	11,644,150

MDC Holdings, Inc.	2,600,000	69,784,000

PulteGroup, Inc.	115,000	2,219,500

Standard Pacific Corp.[1,2]	4,450,000	36,045,000

		119,692,650

Media—2.3%

DIRECTV[1]	747,500	67,801,987

Time Warner Cable, Inc.[2]	512,500	79,704,000

		147,505,987

Multiline Retail—1.0%

J.C. Penney Co., Inc.[1]	525,000	4,357,500

Kohl’s Corp.	875,000	62,693,750

		67,051,250

Specialty Retail—2.9%

Best Buy Co., Inc.	3,944,800	136,687,320

Foot Locker, Inc.	775,000	46,073,750

Staples, Inc.	225,000	3,672,000

		186,433,070

Consumer Staples—2.7%

Beverages—0.6%

Molson Coors Brewing Co., Cl. B2	420,000	30,874,200

PepsiCo, Inc.	90,000	8,560,800

		39,435,000

Food & Staples Retailing—0.4%

Wal-Mart Stores, Inc.	307,500	24,000,375

Food Products—0.8%

ConAgra Foods, Inc.	610,000	22,051,500

Pinnacle Foods, Inc.[2]	789,900	32,030,445

		54,081,945

Household Products—0.1%

Procter & Gamble Co. (The)	66,250	5,267,537

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	Shares	Value

Tobacco—0.8%

Philip Morris International, Inc.	578,500	$48,287,395

Energy—9.6%

Energy Equipment & Services—0.3%

Ensco plc, Cl. A2	825,000	22,506,000

Oil, Gas & Consumable Fuels—9.3%

BP plc, Sponsored ADR	1,300,000	56,108,000

Chevron Corp.	1,175,000	130,495,500

Exxon Mobil Corp.	705,000	61,595,850

Kinder Morgan, Inc.	3,500,000	150,325,000

Marathon Oil Corp.	1,432,500	44,550,750

Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,100,000	69,773,000

Williams Cos., Inc. (The)	1,625,000	83,183,750

		596,031,850

Financials—26.3%

Capital Markets—3.9%

Goldman Sachs Group, Inc. (The)[2]	537,500	105,575,750

KKR & Co. LP3	2,737,500	61,621,125

Morgan Stanley	2,207,500	82,361,825

		249,558,700

Commercial Banks—11.1%

Bank of America Corp.	2,100,000	33,453,000

Citigroup, Inc.	5,625,000	299,925,000

JPMorgan Chase & Co.[2]	4,325,000	273,599,500

Wells Fargo & Co.	1,950,000	107,445,000

		714,422,500

Insurance—6.6%

American International Group, Inc.	505,000	28,426,450

Assured Guaranty Ltd.[2]	5,800,000	150,742,000

Genworth Financial, Inc., Cl. A1,2	2,725,000	23,952,750

MBIA, Inc.[1]	4,100,000	35,875,000

MetLife, Inc.[2]	2,900,000	148,741,000

XL Group plc, Cl. A	1,105,000	40,973,400

		428,710,600

Real Estate Investment Trusts (REITs)—4.7%

Apollo Commercial Real Estate Finance, Inc.	2,200,000	37,598,000

Ashford Hospitality Trust, Inc.	1,515,000	13,725,900

Blackstone Mortgage Trust, Inc., Cl. A	862,500	26,504,625

Colony Capital, Inc., Cl. A	2,675,000	69,309,250

Communications Sales & Leasing, Inc.[1]	1,352,000	40,668,160

iStar Financial, Inc.[1]	225,000	3,046,500

NorthStar Realty Finance Corp.	192,500	3,611,300

Starwood Property Trust, Inc.	3,037,500	72,930,375

Two Harbors Investment Corp.	3,100,000	32,550,000

		299,944,110

13       OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care—8.5%

Health Care Equipment & Supplies—1.3%

Baxter International, Inc.	325,000	$22,340,500

Medtronic plc	845,000	62,910,250

		85,250,750

Pharmaceuticals—7.2%

AbbVie, Inc.[2]	540,000	34,916,400

GlaxoSmithKline plc, Sponsored ADR	1,082,500	49,957,375

Johnson & Johnson	225,000	22,320,000

Merck & Co., Inc.[2]	2,135,000	127,160,600

Mylan NV1	60,000	4,335,600

Pfizer, Inc.	3,700,000	125,541,000

Roche Holding AG, Sponsored ADR	1,165,000	41,800,200

Teva Pharmaceutical Industries Ltd., Sponsored ADR	955,000	57,701,100

		463,732,275

Industrials—4.7%

Aerospace & Defense—0.1%

Textron, Inc.	202,500	8,905,950

Airlines—1.3%

United Continental Holdings, Inc.[1]	1,402,500	83,785,350

Commercial Services & Supplies—0.8%

R.R. Donnelley & Sons Co.	2,887,500	53,765,250

Electrical Equipment—0.5%

Eaton Corp. plc	165,500	11,374,815

General Cable Corp.	1,101,100	17,958,941

		29,333,756

Industrial Conglomerates—0.8%

General Electric Co.	2,000,000	54,160,000

Machinery—0.8%

Navistar International Corp.[1]	1,675,000	50,183,000

Marine—0.2%

Costamare, Inc.	644,990	13,048,148

Road & Rail—0.2%

CSX Corp.	255,000	9,202,950

Information Technology—6.0%

Communications Equipment—1.1%

Cisco Systems, Inc.[2]	1,250,000	36,037,500

QUALCOMM, Inc.	475,000	32,300,000

		68,337,500

Internet Software & Services—0.4%

Google, Inc., Cl. C1	49,886	26,805,743

Semiconductors & Semiconductor Equipment—0.5%

Intel Corp.	75,750	2,465,663

14       OPPENHEIMER EQUITY INCOME FUND

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Micron Technology, Inc.[1]	975,000	$27,426,750

		29,892,413

Software—1.3%

Microsoft Corp.	1,750,000	85,120,000

Technology Hardware, Storage & Peripherals—2.7%

Apple, Inc.	1,090,000	136,413,500

EMC Corp.	700,000	18,837,000

Hewlett-Packard Co.	127,500	4,203,675

Seagate Technology plc	280,000	16,441,600

		175,895,775

Materials—3.2%

Chemicals—0.6%

LyondellBasell Industries NV, Cl. A	355,000	36,749,600

Metals & Mining—0.9%

Allegheny Technologies, Inc.	790,000	26,852,100

Freeport-McMoRan, Inc.[2]	1,275,000	29,669,250

		56,521,350

Paper & Forest Products—1.7%

Domtar Corp.	1,450,000	62,669,000

International Paper Co.	881,300	47,343,436

Louisiana-Pacific Corp.[1]	75,000	1,143,000

		111,155,436

Telecommunication Services—3.5%

Diversified Telecommunication Services—3.0%

AT&T, Inc.[2]	1,100,000	38,104,000

CenturyLink, Inc.	2,325,000	83,607,000

Verizon Communications, Inc.	1,225,000	61,789,000

Windstream Holdings, Inc.	1,125,000	13,140,000

		196,640,000

Wireless Telecommunication Services—0.5%

Telephone & Data Systems, Inc.	1,162,500	31,050,375

Utilities—2.5%

Electric Utilities—2.1%

American Electric Power Co., Inc.	662,500	37,676,375

Edison International	582,500	35,497,550

FirstEnergy Corp.	250,000	8,977,500

PPL Corp.	1,500,000	51,045,000

		133,196,425

Independent Power and Renewable Electricity Producers—0.4%

NRG Energy, Inc.	1,105,250	27,896,510

Total Common Stocks (Cost $4,283,586,128)		5,262,212,558

Preferred Stocks—4.1%

Alcoa, Inc., 5.375% Cv., Non-Vtg.	239,990	10,948,344

15       OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks (Continued)

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	498,900	$ 12,771,840

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	675,800	17,327,512

Beazer Homes USA, Inc., 7.50% Cv.	1,339,355	34,863,411

Dominion Resources, Inc., 6.375% Cv.	199,830	9,921,559

Exelon Corp., 6.50% Cv.	447,210	22,034,037

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	1,073,560	62,202,066

Post Holdings, Inc., 2.50% Cv.[4]	209,975	19,672,033

Post Holdings, Inc., 5.25% Cv.	512,500	48,703,080

Southwestern Energy Co., 6.25% Cv., Non-Vtg.	414,955	24,615,131

Total Preferred Stocks (Cost $261,504,050)		263,059,013

	Units

Rights, Warrants and Certificates—0.2%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[1] (Cost $5,581,717)	2,300,000	11,224,000

	Principal Amount

Mortgage-Backed Obligations—0.1%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	$ 926,876	848,400

Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 5.434%, 5/20/36[5]	102,088	96,385

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.736%, 6/25/34[5]	165,374	165,061

Federal Home Loan Mortgage Corp. Gold Pool:
8.00%, 4/1/16	563	569
9.00%, 8/1/22	17	19
9.00%, 8/1/22	743	796
9.00%, 3/1/24	355	390
9.00%, 3/1/24	109	111
9.00%, 1/1/25	359	431
9.00%, 5/1/25	71	82

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 10.737%, 4/1/27[6]	95,470	18,564
Series 192, Cl. IO, 4.272%, 2/1/28[6]	28,672	5,099
Series 243, Cl. 6, 0.00%, 12/15/32[6,7]	104,655	19,827

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.299%, 6/1/26[8]	29,300	27,676

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	5,136	5,718

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 48.196%, 3/15/29[6]	100,017	23,763
Series 2796, Cl. SD, 47.31%, 7/15/26[6]	134,245	28,045

Federal National Mortgage Assn. Pool:
7.50%, 1/1/33	106,915	130,960
8.50%, 7/1/32	6,025	6,977

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 36.175%, 3/25/23[6]	167,817	25,552
Series 222, Cl. 2, 18.074%, 6/25/23[6]	211,523	37,360
Series 247, Cl. 2, 40.421%, 10/25/23[6]	60,348	13,471
Series 252, Cl. 2, 36.33%, 11/25/23[6]	195,134	31,171
Series 319, Cl. 2, 0.00%, 2/25/32[6,7]	50,492	11,563
Series 320, Cl. 2, 6.829%, 4/25/32[6]	293,999	59,735

16       OPPENHEIMER EQUITY INCOME FUND

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 331, Cl. 9, 10.938%, 2/25/33[6]	$24,203	$5,166
Series 334, Cl. 17, 17.837%, 2/25/33[6]	112,977	24,898
Series 339, Cl. 12, 0.00%, 6/25/33[6,7]	207,288	53,525
Series 343, Cl. 13, 0.00%, 9/25/33[6,7]	201,375	39,888
Series 343, Cl. 18, 0.00%, 5/25/34[6,7]	29,664	5,796
Series 345, Cl. 9, 0.00%, 1/25/34[6,7]	172,948	33,945
Series 351, Cl. 10, 0.00%, 4/25/34[6,7]	47,818	9,497
Series 351, Cl. 8, 0.00%, 4/25/34[6,7]	102,203	20,132
Series 356, Cl. 10, 0.00%, 6/25/35[6,7]	76,676	15,583
Series 356, Cl. 12, 0.00%, 2/25/35[6,7]	37,154	7,751
Series 362, Cl. 13, 0.00%, 8/25/35[6,7]	450,409	93,216
Series 364, Cl. 16, 0.00%, 9/25/35[6,7]	170,070	35,429

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 28.231%, 12/18/31[6]	2,930	625
Series 2001-65, Cl. S, 23.832%, 11/25/31[6]	188,162	46,417
Series 2001-68, Cl. SC, 28.273%, 11/25/31[6]	1,843	429
Series 2001-81, Cl. S, 20.839%, 1/25/32[6]	47,333	11,740
Series 2002-47, Cl. NS, 28.187%, 4/25/32[6]	115,208	28,867
Series 2002-51, Cl. S, 28.383%, 8/25/32[6]	105,786	26,506
Series 2002-52, Cl. SD, 33.084%, 9/25/32[6]	150,390	35,792
Series 2002-7, Cl. SK, 22.673%, 1/25/32[6]	3,258	649
Series 2002-77, Cl. BS, 22.107%, 12/18/32[6]	6,231	1,404
Series 2002-77, Cl. SH, 30.534%, 12/18/32[6]	75,220	14,536
Series 2002-9, Cl. MS, 23.115%, 3/25/32[6]	70,438	14,820
Series 2002-90, Cl. SN, 26.747%, 8/25/32[6]	5,183	974
Series 2002-90, Cl. SY, 33.593%, 9/25/32[6]	2,791	516
Series 2003-4, Cl. S, 28.052%, 2/25/33[6]	111,307	25,136
Series 2003-46, Cl. IH, 0.00%, 6/25/23[6,7]	666,841	87,022
Series 2004-54, Cl. DS, 37.468%, 11/25/30[6]	136,962	26,419
Series 2005-14, Cl. SE, 34.827%, 3/25/35[6]	167,223	26,824
Series 2005-93, Cl. SI, 16.379%, 10/25/35[6]	95,249	15,740

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.948%, 9/25/23[8]	83,533	82,637

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	14,819	15,390
7.00%, 4/15/26	29,203	32,697
7.50%, 5/15/27	211,788	244,462
8.00%, 5/15/17	2,502	2,530
8.50%, 8/15/17	238	250
8.50%, 11/15/17	246	257
8.50%, 12/15/17	967	1,014
8.50%, 12/15/17	278	293

Government National Mortgage Assn. II Pool, 1.625%, 3/20/26[5]	7,399	7,707

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-15, Cl. SM, 57.495%, 2/16/32[6]	185,380	34,974

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.667%, 4/21/34[5]	172,947	177,067

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	22,888	23,031
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	28,636	23,440

17       OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.342%, 12/25/35[5]	$244,590	$237,350

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.781%, 10/25/36[5]	216,541	212,010

Total Mortgage-Backed Obligations (Cost $3,327,361)		3,362,076

U.S. Government Obligation—0.0%

Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $433,361)	425,000	445,068

Non-Convertible Corporate Bonds and Notes—1.2%

Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	240,000	289,146

Airgas, Inc., 3.25% Sr. Unsec. Nts., 10/1/15	481,000	485,118

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	722,718

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	422,130

Bank of America Corp.:
5.875% Sr. Unsec. Nts., 1/5/21	210,000	244,316
7.75% Jr. Sub. Nts., 5/14/38	369,000	513,985

Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[4]	940,000	1,102,550

BNP Paribas SA, 5.186% Jr. Sub. Perpetual Bonds[4,5,9]	170,000	171,088

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	325,000	527,646

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	365,000	448,338

Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Nts., 5/1/40	143,000	176,637

Capital One Financial Corp., 4.75% Sr. Unsec. Nts., 7/15/21	262,000	292,264

Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	409,207

CenturyLink, Inc., 7.60% Sr. Unsec. Nts., 9/15/39	193,000	193,965

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	535,873
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	540,000	621,174

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	458,204

CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	180,146

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	509,500

El Paso Pipeline Partners Operating Co. LLC, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	905,149

Energizer Holdings, Inc., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	586,655

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	474,266

Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	318,161

FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	332,963

Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	516,150

General Electric Capital Corp., 6.375% Unsec. Sub. Nts., 11/15/67[5]	1,005,000	1,100,475

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[5,10]	631,000	593,140

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	170,550
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	419,837

Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[4]	78,000	82,733

Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	191,565

Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	200,715

18       OPPENHEIMER EQUITY INCOME FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[5]	$1,330,000	$1,356,866

Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	592,400

International Lease Finance Corp., 5.75% Sr. Unsec. Nts., 5/15/16	539,000	557,865

J.C. Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	21,353,000	18,950,788
5.75% Sr. Unsec. Nts., 2/15/18	3,492,000	3,404,700

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[5,9]	900,000	960,750

Juniper Networks, Inc., 5.95% Sr. Unsec. Nts., 3/15/41	219,000	229,144

Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	415,265

Liberty Mutual Group, Inc., 5% Sr. Unsec. Nts., 6/1/21[4]	808,000	899,879

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[5]	1,102,000	1,057,920

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[4]	598,000	702,445

Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	448,678

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[4]	735,000	866,289

Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	580,000	613,237

MBIA Insurance Corp.:
11.535% Sub. Nts., 1/15/33[4,11]	34,085,000	19,428,450
11.535% Sub. Nts., 1/15/33[11]	100,000	57,000

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	368,783

Morgan Stanley:
5.50% Sr. Unsec. Nts., 7/24/20	218,000	248,649
5.55% Sr. Unsec. Nts., 4/27/17	1,275,000	1,375,991

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	729,071

Nexen Energy ULC, 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	573,000	705,040

Nomura Holdings, Inc., 4.125% Sr. Unsec. Nts., 1/19/16	520,000	530,925

Oncor Electric Delivery Co. LLC, 7% Sr. Sec. Nts., 9/1/22	470,000	599,376

Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Nts., 12/1/40	323,000	397,752

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[4]	763,000	870,137

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	201,000	226,477

Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	564,676

Rowan Cos, Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	601,968

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[4,5,9]	400,000	421,750

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[5,9,10]	1,077,000	1,128,158

Symantec Corp., 4.20% Sr. Unsec. Nts., 9/15/20	625,000	662,311

Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[4]	540,000	697,158

Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	338,784

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[5,9]	243,000	253,354

Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48[4]	411,000	392,856

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/21	307,000	328,874

Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	426,292

Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	584,422

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K5,9	382,000	423,543

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	576,468

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[4]	390,000	422,292

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[5,10]	598,000	636,870

Total Non-Convertible Corporate Bonds and Notes (Cost $75,890,154)		79,250,017

19       OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Convertible Corporate Bonds and Notes—8.2%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	$70,000,000	$53,593,750
iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	28,028,850	34,405,414
MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	34,225,000	38,652,860
9.00% Cv. Jr. Sub. Nts., 4/1/63[4]	111,401,000	146,283,438
Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	69,623,000	79,065,619
Molycorp, Inc., 6% Cv. Sr. Unsec. Nts., 9/1/17	9,650,000	965,000
Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	60,597,000	55,559,874
4.75% Cv. Sr. Sub. Nts., 4/15/19	46,959,800	43,907,413
Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	54,230,000	16,777,406
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	36,228,250	61,633,310
Total Convertible Corporate Bonds and Notes (Cost $510,028,338)		530,844,084

	Shares
Structured Securities—4.3%
Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 10/28/15[4]	1,853,342	14,897,578
Bank of America Merrill Lynch, American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 10/26/15[4]	613,497	15,192,827
Bank of America Merrill Lynch, Louisiana-Pacific Corp. Equity Linked Nts., 8/12/15[4]	585,823	9,147,696
Bank of America Merrill Lynch, Standard Pacific Corp. Equity Linked Nts., 8/31/15[4]	1,149,426	9,392,883
Barclays Bank plc, J.C. Penney Co., Inc. Yield Enhanced Equity Linked Debt Securities, 9/11/15	1,948,104	15,678,018
Barclays Bank plc, Radian Group, Inc. Yield Enhanced Equity Linked Debt Securities, 5/26/15	1,043,509	18,655,418
Citigroup, Inc., Apple, Inc. Equity Linked Nts., 8/31/15[4]	189,682	24,034,309
Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 6/2/15[4]	2,587,322	21,806,123
Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 8/12/15[4]	1,270,649	10,651,642
Credit Suisse AG (New York Branch), Louisiana-Pacific Corp. Equity Linked Nts., 5/1/15	701,754	11,221,343
Credit Suisse AG (New York Branch), MBIA, Inc. Equity Linked Nts., 6/19/15	1,445,087	12,857,183
Credit Suisse AG (New York Branch), MBIA, Inc. Equity Linked Nts., 6/3/15	1,478,282	13,207,566
Credit Suisse AG (New York Branch), MGIC Investment Corp. Equity Linked Nts., 9/4/15	1,612,903	16,393,401
Credit Suisse AG (New York Branch), Radian Group, Inc. Equity Linked Nts., 8/20/15	637,349	11,088,586
Deutsche Bank AG, Standard Pacific Corp. Equity Linked Nts., 6/4/15[1,4]	1,145,989	9,332,838
Goldman Sachs Group, Inc. (The), Louisiana-Pacific Corp. Equity Linked Nts., 5/11/15[4]	756,895	11,623,097
Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Linked Nts., 5/18/15[4]	1,471,793	12,947,291
Morgan Stanley, Louisiana-Pacific Corp. Equity Linked Nts., 8/3/15[4]	619,963	9,697,627
Morgan Stanley, Rite Aid Corp. Equity Linked Nts., 6/15/15[4]	2,218,950	15,081,879
Morgan Stanley, Standard Pacific Corp. Equity Linked Nts., 9/29/15[4]	1,752,336	14,233,957
Total Structured Securities (Cost $277,428,901)		277,141,262

20       OPPENHEIMER EQUITY INCOME FUND

		Exercise Price	Expiration Date		Contracts	Value

Exchange-Traded Options Purchased—0.0%

Citigroup, Inc. Call[1]	USD	57.500	5/15/15	USD	2,500	$20,000

Delta Air Lines, Inc. Put[1]	USD	41.000	6/19/15	USD	3,000	285,000

Delta Air Lines, Inc. Put[1]	USD	41.000	5/15/15	USD	3,000	78,000

Delta Air Lines, Inc. Put[1]	USD	40.000	5/15/15	USD	2,000	34,000

Eaton Corp. plc Put[1]	USD	62.500	6/19/15	USD	1,000	40,000

Google, Inc. Put[1]	USD	485.000	5/15/15	USD	525	15,750

J.C. Penney, Inc. Put[1]	USD	8.000	5/15/15	USD	250	7,750

Merck & Co., Inc. Put[1]	USD	52.500	5/15/15	USD	2,000	8,000

Mylan NV Put[1]	USD	65.000	6/19/15	USD	1,500	288,000

United Continental Holdings, Inc. Put[1]	USD	55.000	5/15/15	USD	1,250	70,000

United Continental Holdings, Inc. Put[1]	USD	57.500	5/15/15	USD	1,262	100,960

UnitedHealth Group, Inc. Put[1]	USD	100.000	6/19/15	USD	500	45,500

Total Exchange-Traded Options Purchased (Cost $1,637,042)						992,960

					Shares

Investment Company—0.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[13,14] (Cost $32,925,136)					32,925,136	32,925,136

Total Investments, at Value (Cost $5,452,342,188)					100.3%	6,461,456,174

Net Other Assets (Liabilities)					(0.3)	(19,159,576)

Net Assets					100.0%	$6,442,296,598

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $477,470,607. See Note 5 of the accompanying Notes.

3. Security is a Master Limited Partnership.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $370,052,845 or 5.74% of the Fund’s net assets as of April 30, 2015.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,018,366 or 0.02% of the Fund’s net assets as of April 30, 2015.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $110,313 or 0.00% of the Fund’s net assets as of April 30, 2015.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

21       OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

10. Restricted security. The aggregate value of restricted securities as of April 30, 2015 was $2,358,168, which represents 0.04% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67	1/5/11	$540,036	$593,140	$53,104
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-5/6/11	996,033	1,128,158	132,125
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/24/11-7/26/11	600,039	636,870	36,831

		$2,136,108	$2,358,168	$222,060

11. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

12. Zero coupon bond reflects effective yield on the date of purchase.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2014	Gross Additions	Gross Reductions	Shares April 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	47,505,748	710,232,594	724,813,206	32,925,136

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 32,925,136	$ 29,271

14. Rate shown is the 7-day yield as of April 30, 2015.

Exchange-Traded Options Written at April 30, 2015
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

AbbVie, Inc. Call	USD	60.000	5/15/15	USD	(50)	$4,298	$ (24,500)

AbbVie, Inc. Call	USD	67.500	5/15/15	USD	(1,000)	99,758	(50,000)

American Axle & Manufacturing Holdings, Inc. Call	USD	25.000	5/15/15	USD	(500)	24,480	(32,000)

Apple, Inc. Call	USD	145.000	6/19/15	USD	(1,500)	183,561	(63,000)

Applied Materials, Inc. Put	USD	20.000	6/19/15	USD	(2,500)	202,346	(262,500)

Assured Guaranty Ltd. Call	USD	29.000	5/15/15	USD	(250)	12,240	(1,500)

AT&T, Inc. Call	USD	34.000	5/15/15	USD	(250)	6,640	(23,750)

Bank of America Corp. Call	USD	16.000	5/15/15	USD	(125)	2,120	(2,500)

Baxter International, Inc. Put	USD	70.000	5/15/15	USD	(400)	45,271	(62,000)

Baxter International, Inc. Call	USD	75.000	6/19/15	USD	(1,000)	49,309	(15,000)

Baxter International, Inc. Call	USD	72.500	5/15/15	USD	(1,000)	63,719	(7,000)

Beazer Homes USA, Inc. Put	USD	18.000	6/19/15	USD	(1,000)	93,213	(112,500)

Beazer Homes USA, Inc. Put	USD	18.000	5/15/15	USD	(2,750)	211,677	(151,250)

Beazer Homes USA, Inc. Put	USD	20.000	5/15/15	USD	(2,450)	899,486	(557,375)

Best Buy Co., Inc. Put	USD	35.490	6/19/15	USD	(1,000)	158,577	(232,000)

Best Buy Co., Inc. Put	USD	38.490	5/15/15	USD	(1,000)	171,957	(367,500)

CenturyLink, Inc. Call	USD	36.000	5/15/15	USD	(150)	15,144	(11,250)

22       OPPENHEIMER EQUITY INCOME FUND

Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Chevron Corp. Call	USD	115.000	5/15/15	USD	(100)	$5,996	$(4,500)

Chevron Corp. Call	USD	110.000	5/15/15	USD	(400)	98,782	(96,000)

Cisco Systems, Inc. Call	USD	30.000	6/19/15	USD	(750)	41,219	(42,000)

Cisco Systems, Inc. Call	USD	30.000	5/15/15	USD	(1,000)	37,960	(35,000)

Citigroup, Inc. Call	USD	52.500	5/15/15	USD	(50)	8,048	(6,100)

Citigroup, Inc. Put	USD	52.500	5/15/15	USD	(2,500)	348,944	(152,500)

ConAgra Foods, Inc. Call	USD	39.000	5/15/15	USD	(2,750)	115,883	(6,875)

CSX Corp. Call	USD	35.000	5/15/15	USD	(2,500)	269,190	(395,000)

CSX Corp. Call	USD	33.000	5/15/15	USD	(50)	2,448	(18,500)

Delta Air Lines, Inc. Put	USD	44.000	5/15/15	USD	(1,000)	122,958	(107,000)

Delta Air Lines, Inc. Put	USD	45.000	6/19/15	USD	(1,000)	206,156	(251,000)

Delta Air Lines, Inc. Put	USD	45.000	5/15/15	USD	(3,000)	466,892	(501,000)

Domtar Corp. Call	USD	50.000	5/15/15	USD	(250)	10,990	(5,000)

Eaton Corp. plc Put	USD	67.500	6/19/15	USD	(1,000)	199,456	(135,000)

Eaton Corp. plc Put	USD	65.000	5/15/15	USD	(250)	29,797	(5,000)

Edison International Put	USD	60.000	6/19/15	USD	(250)	34,239	(35,000)

Edison International Call	USD	65.000	5/15/15	USD	(100)	8,396	(800)

Edison International Call	USD	62.500	5/15/15	USD	(250)	14,340	(9,250)

Edison International Call	USD	62.500	6/19/15	USD	(75)	5,997	(9,000)

Ensco plc Call	USD	26.000	5/15/15	USD	(1,000)	29,709	(170,000)

Ensco plc Call	USD	25.000	5/15/15	USD	(325)	14,287	(84,500)

Ensco plc Call	USD	27.000	5/15/15	USD	(500)	23,229	(50,000)

Ensco plc Call	USD	27.000	6/19/15	USD	(1,750)	115,853	(308,000)

Ensco plc Call	USD	28.000	6/19/15	USD	(2,000)	134,928	(280,000)

Ensco plc Call	USD	24.000	5/15/15	USD	(1,250)	123,998	(427,500)

ExxonMobil Corp. Put	USD	97.500	10/16/15	USD	(1,200)	1,739,322	(1,434,000)

ExxonMobil Corp. Put	USD	92.500	5/15/15	USD	(1,310)	1,173,497	(713,950)

FirstEnergy Corp. Call	USD	37.000	5/15/15	USD	(1,000)	27,959	(15,000)

Foot Locker, Inc. Call	USD	62.500	5/15/15	USD	(500)	34,479	(5,000)

Foot Locker, Inc. Call	USD	60.000	5/15/15	USD	(3,000)	533,871	(225,000)

Freeport-McMoRan, Inc. Call	USD	19.000	5/15/15	USD	(250)	14,739	(107,500)

Freeport-McMoRan, Inc. Call	USD	21.000	5/15/15	USD	(250)	14,690	(59,750)

General Electric Co. Call	USD	28.000	5/15/15	USD	(500)	23,480	(4,000)

General Motors Co. Put	USD	36.000	5/15/15	USD	(500)	55,479	(61,000)

Genworth Financial, Inc. Put	USD	9.000	6/19/15	USD	(4,000)	865,832	(208,000)

Genworth Financial, Inc. Put	USD	8.000	5/15/15	USD	(500)	24,699	(2,500)

Genworth Financial, Inc. Call	USD	8.000	5/15/15	USD	(2,000)	90,768	(164,000)

Genworth Financial, Inc. Put	USD	8.000	6/19/15	USD	(1,000)	18,960	(21,000)

Genworth Financial, Inc. Call	USD	9.000	5/15/15	USD	(250)	5,490	(5,000)

Genworth Financial, Inc. Call	USD	8.500	5/15/15	USD	(500)	8,980	(20,000)

Goldman Sachs Group, Inc. (The) Call	USD	200.000	5/15/15	USD	(25)	8,924	(3,275)

Goldman Sachs Group, Inc. (The) Call	USD	195.000	5/15/15	USD	(75)	49,271	(27,750)

Google, Inc. Put	USD	500.000	5/15/15	USD	(50)	30,312	(4,750)

Google, Inc. Put	USD	515.000	5/15/15	USD	(250)	218,486	(42,500)

Google, Inc. Put	USD	510.000	5/15/15	USD	(200)	125,978	(22,000)

J.C. Penney Co., Inc. Put	USD	8.500	5/15/15	USD	(1,000)	36,709	(53,000)

J.C. Penney, Inc. Call	USD	8.500	5/15/15	USD	(250)	9,240	(7,250)

J.C. Penney, Inc. Call	USD	8.000	5/15/15	USD	(500)	13,480	(15,500)

J.C. Penney, Inc. Put	USD	9.000	5/15/15	USD	(3,750)	184,196	(348,750)

J.C. Penney, Inc. Call	USD	9.000	5/15/15	USD	(1,750)	111,928	(26,250)

Johnson & Johnson Put	USD	97.500	5/15/15	USD	(250)	25,739	(14,750)

Johnson & Johnson Call	USD	100.000	5/15/15	USD	(80)	10,087	(6,400)

Johnson & Johnson Call	USD	102.000	5/15/15	USD	(25)	1,024	(525)

Johnson & Johnson Call	USD	101.000	5/15/15	USD	(75)	5,272	(3,075)

Kohl’s Corp. Call	USD	77.500	5/15/15	USD	(250)	51,239	(8,750)

Kohl’s Corp. Call	USD	72.500	5/15/15	USD	(250)	54,264	(38,750)

23       OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

Kohl’s Corp. Call	USD	75.000	5/15/15	USD	(750)	$265,465	$(56,250)

Lear Corp. Call	USD	120.000	5/15/15	USD	(1,125)	129,228	(5,625)

LyondellBasell Industries NV Call	USD	105.000	5/15/15	USD	(250)	44,239	(33,750)

LyondellBasell Industries NV Call	USD	100.000	5/15/15	USD	(250)	54,239	(112,500)

LyondellBasell Industries NV Call	USD	105.000	6/19/15	USD	(750)	238,966	(225,000)

MBIA, Inc. Put	USD	9.000	5/15/15	USD	(1,000)	27,830	(46,000)

MBIA, Inc. Put	USD	10.000	5/15/15	USD	(4,525)	739,271	(597,300)

MDC Holdings, Inc. Call	USD	28.000	5/15/15	USD	(175)	12,068	(4,200)

MDC Holdings, Inc. Call	USD	27.000	5/15/15	USD	(175)	10,668	(8,750)

Medtronic plc Call	USD	76.000	5/15/15	USD	(100)	5,896	(5,200)

Medtronic plc Call	USD	77.000	5/15/15	USD	(25)	1,674	(725)

Medtronic plc Call	USD	77.500	5/15/15	USD	(555)	78,021	(11,655)

Medtronic plc Call	USD	76.500	5/15/15	USD	(25)	1,524	(1,350)

Medtronic plc Call	USD	80.000	5/15/15	USD	(25)	1,724	(125)

Merck & Co., Inc. Call	USD	57.500	5/15/15	USD	(300)	37,287	(68,700)

Merck & Co., Inc. Call	USD	60.000	5/15/15	USD	(225)	10,611	(16,425)

Merck & Co., Inc. Put	USD	57.500	5/15/15	USD	(8,500)	1,272,678	(187,000)

Micron Technology, Inc. Call	USD	28.000	5/15/15	USD	(75)	7,422	(5,475)

Micron Technology, Inc. Put	USD	30.000	5/15/15	USD	(2,425)	553,093	(497,125)

Micron Technology, Inc. Put	USD	28.000	6/19/15	USD	(250)	29,740	(30,500)

Microsoft Corp. Call	USD	48.000	5/15/15	USD	(500)	39,479	(58,000)

Molson Coors Brewing Co. Call	USD	75.000	6/19/15	USD	(100)	26,945	(26,500)

Molson Coors Brewing Co. Put	USD	75.000	5/15/15	USD	(250)	49,314	(60,000)

Molson Coors Brewing Co. Put	USD	72.500	5/15/15	USD	(250)	24,740	(23,750)

Molson Coors Brewing Co. Put	USD	72.500	6/19/15	USD	(250)	65,459	(62,500)

Molson Coors Brewing Co. Call	USD	77.500	6/19/15	USD	(50)	9,598	(9,250)

Molson Coors Brewing Co. Call	USD	75.000	5/15/15	USD	(325)	106,860	(45,500)

Molson Coors Brewing Co. Call	USD	77.500	5/15/15	USD	(135)	31,954	(8,100)

Mylan NV Put	USD	72.500	5/15/15	USD	(1,000)	232,786	(315,000)

Mylan NV Put	USD	70.000	6/19/15	USD	(1,500)	532,931	(600,000)

Navistar International Corp. Put	USD	28.000	5/15/15	USD	(500)	37,479	(12,500)

Navistar International Corp. Put	USD	27.000	6/19/15	USD	(500)	50,979	(35,000)

Navistar International Corp. Call	USD	30.000	5/15/15	USD	(100)	6,146	(8,250)

PepsiCo, Inc. Call	USD	95.000	5/15/15	USD	(40)	2,223	(4,320)

PepsiCo, Inc. Call	USD	97.500	5/15/15	USD	(250)	33,640	(6,250)

Pfizer, Inc. Call	USD	36.000	5/15/15	USD	(1,000)	23,960	(4,000)

Philip Morris International, Inc. Call	USD	83.000	5/15/15	USD	(35)	2,099	(4,165)

Philip Morris International, Inc. Call	USD	85.000	5/15/15	USD	(1,000)	115,958	(32,000)

Philip Morris International, Inc. Call	USD	85.500	5/15/15	USD	(1,000)	98,958	(23,000)

Pinnacle Foods, Inc. Call	USD	40.000	5/15/15	USD	(2,124)	348,377	(138,060)

Procter & Gamble Co. (The) Call	USD	81.000	5/15/15	USD	(25)	974	(650)

Procter & Gamble Co. (The) Call	USD	85.000	5/15/15	USD	(300)	15,429	(900)

Procter & Gamble Co. (The) Call	USD	82.500	5/15/15	USD	(50)	1,898	(300)

PulteGroup, Inc. Call	USD	21.000	5/15/15	USD	(500)	9,480	(4,000)

PulteGroup, Inc. Call	USD	20.000	5/15/15	USD	(50)	1,198	(1,350)

PulteGroup, Inc. Put	USD	19.500	5/15/15	USD	(500)	18,979	(20,500)

Royal Dutch Shell plc Call	USD	62.500	5/15/15	USD	(500)	35,269	(80,000)

Standard Pacific Corp. Call	USD	9.000	5/15/15	USD	(240)	7,190	(1,800)

24       OPPENHEIMER EQUITY INCOME FUND

Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

Standard Pacific Corp. Put	USD	8.000	5/15/15	USD	(1,250)	$15,327	$(27,500)

Standard Pacific Corp. Put	USD	8.000	6/19/15	USD	(1,000)	31,710	(35,000)

Staples, Inc. Call	USD	16.500	5/15/15	USD	(250)	4,740	(10,000)

Staples, Inc. Call	USD	16.000	6/19/15	USD	(250)	18,989	(23,750)

Staples, Inc. Call	USD	17.000	5/15/15	USD	(250)	4,740	(6,250)

Teva Pharmaceutical Industries Ltd. Call	USD	67.500	5/15/15	USD	(2,500)	447,287	(12,500)

Teva Pharmaceutical Industries Ltd. Call	USD	70.000	5/15/15	USD	(1,000)	180,687	(7,000)

Teva Pharmaceutical Industries Ltd. Call	USD	72.500	5/15/15	USD	(1,000)	113,918	(5,000)

Teva Pharmaceutical Industries Ltd. Put	USD	62.500	5/15/15	USD	(250)	47,239	(59,250)

Teva Pharmaceutical Industries Ltd. Call	USD	66.500	5/15/15	USD	(250)	31,739	(7,500)

Textron, Inc. Call	USD	45.000	5/15/15	USD	(100)	9,496	(4,050)

Textron, Inc. Call	USD	46.000	5/15/15	USD	(500)	60,479	(8,500)

Time Warner Cable, Inc. Call	USD	160.000	6/19/15	USD	(1,500)	644,739	(630,000)

Time Warner Cable, Inc. Call	USD	160.000	5/15/15	USD	(500)	74,348	(80,000)

Time Warner Cable, Inc. Call	USD	165.000	5/15/15	USD	(1,250)	226,276	(81,250)

United Continental Holdings, Inc. Put	USD	67.500	5/15/15	USD	(1,000)	583,950	(800,000)

United Continental Holdings, Inc. Put	USD	60.000	5/15/15	USD	(1,000)	338,954	(221,000)

United Continental Holdings, Inc. Put	USD	67.500	6/19/15	USD	(975)	786,772	(845,813)

United Continental Holdings, Inc. Put	USD	62.500	5/15/15	USD	(1,000)	306,955	(390,000)

UnitedHealth Group, Inc. Put	USD	105.000	6/19/15	USD	(500)	73,979	(89,000)

Whirlpool Corp. Put	USD	180.000	5/15/15	USD	(250)	51,739	(162,000)

Williams Cos., Inc. (The) Call	USD	52.500	6/19/15	USD	(750)	107,218	(65,250)

Williams Cos., Inc. (The) Call	USD	50.000	5/15/15	USD	(500)	94,479	(78,500)

Williams Cos., Inc. (The) Call	USD	52.500	5/15/15	USD	(5,375)	439,027	(198,875)

Total of Exchange-Traded Options Written						$20,428,618	$(16,126,413)

See accompanying Notes to Financial Statements.

25       OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,419,417,052)	$6,428,531,038
Affiliated companies (cost $32,925,136)	32,925,136

6,461,456,174

Cash	2,709,686

Receivables and other assets:
Interest and dividends	13,989,093
Investments sold	9,878,518
Shares of beneficial interest sold	3,991,520
Other	379,650

Total assets	6,492,404,641

Liabilities
Options written, at value (premiums received $20,428,618)	16,126,413

Payables and other liabilities:
Investments purchased	23,128,008
Shares of beneficial interest redeemed	9,274,462
Distribution and service plan fees	1,145,958
Trustees’ compensation	378,423
Shareholder communications	5,205
Other	49,574

Total liabilities	50,108,043

Net Assets	$6,442,296,598

Composition of Net Assets
Par value of shares of beneficial interest	$20,455

Additional paid-in capital	5,252,232,420

Accumulated net investment income	8,462,676

Accumulated net realized gain on investments	168,165,576

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,013,415,471

Net Assets	$6,442,296,598

26      OPPENHEIMER EQUITY INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,162,817,048 and 126,916,519 shares of beneficial interest outstanding)	$32.80
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$34.80

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $147,053,057 and 5,457,319 shares of beneficial interest outstanding)	$26.95

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,048,672,187 and 38,867,326 shares of beneficial interest outstanding)	$26.98

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $162,513,092 and 4,959,567 shares of beneficial interest outstanding)	$32.77

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $199,999,883 and 6,338,891 shares of beneficial interest outstanding)	$31.55

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $721,241,331 and 22,006,143 shares of beneficial interest outstanding)	$32.77

See accompanying Notes to Financial Statements.

27       OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $522,857)	$127,418,617
Affiliated companies	29,271

Interest	9,003,972

Total investment income	136,451,860

Expenses
Management fees	16,625,311

Distribution and service plan fees:
Class A	4,931,602
Class B	746,531
Class C	5,062,803
Class R	500,642

Transfer and shareholder servicing agent fees:
Class A	4,471,637
Class B	164,358
Class C	1,114,628
Class I	19,778
Class R	220,945
Class Y	759,796

Shareholder communications:
Class A	17,795
Class B	2,869
Class C	4,462
Class I	67
Class R	598
Class Y	2,067

Trustees’ compensation	66,954

Custodian fees and expenses	22,836

Other	262,668

Total expenses	34,998,347
Less waivers and reimbursements of expenses	(28,696)

Net expenses	34,969,651

Net Investment Income	101,482,209

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (includes premiums on options exercised)	219,423,085
Closing and expiration of option contracts written	50,281,484

Net realized gain	269,704,569

Net change in unrealized appreciation/depreciation on:
Investments	(112,424,294)
Translation of assets and liabilities denominated in foreign currencies	793
Option contracts written	(428,610)

Net change in unrealized appreciation/depreciation	(112,852,111)

Net Increase in Net Assets Resulting from Operations	$258,334,667

See accompanying Notes to Financial Statements.

28      OPPENHEIMER EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations
Net investment income	$101,482,209	$135,111,281

Net realized gain	269,704,569	400,103,631

Net change in unrealized appreciation/depreciation	(112,852,111)	230,122,968

Net increase in net assets resulting from operations	258,334,667	765,337,880

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(50,149,094)	(113,128,097)
Class B	(1,708,448)	(4,428,841)
Class C	(11,691,610)	(24,661,251)
Class I	(1,879,875)	(2,631,065)
Class R1	(2,351,053)	(5,197,287)
Class Y	(9,450,929)	(14,461,727)

	(77,231,009)	(164,508,268)

Distributions from net realized gain:
Class A	(214,855,302)	(133,430,617)
Class B	(9,641,935)	(6,950,474)
Class C	(63,633,461)	(34,341,006)
Class I	(6,593,376)	(2,191,840)
Class R1	(11,001,153)	(6,743,063)
Class Y	(36,431,935)	(13,098,566)

	(342,157,162)	(196,755,566)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	136,038,243	86,669,799
Class B	(6,187,459)	(18,990,044)
Class C	72,685,734	153,182,685
Class I	39,950,955	59,270,424
Class R1	92,810	8,473,777
Class Y	40,668,621	302,864,877

	283,248,904	591,471,518

Net Assets
Total increase	122,195,400	995,545,564

Beginning of period	6,320,101,198	5,324,555,634

End of period (including accumulated net investment income (loss) of $8,462,676 and $(15,788,524), respectively)	$6,442,296,598	$6,320,101,198

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

29      OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$33.60	$31.35	$25.80	$22.95	$22.87		$19.23

Income (loss) from investment operations:
Net investment income[2]	0.54	0.78	0.75	0.61	0.51		0.40
Net realized and unrealized gain	0.81	3.50	5.89	2.97	0.11		3.65

Total from investment operations	1.35	4.28	6.64	3.58	0.62		4.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.92)	(0.82)	(0.73)	(0.54)		(0.41)
Distributions from net realized gain	(1.75)	(1.11)	(0.27)	0.00	0.00		0.00

Total dividends and/or distributions to shareholders	(2.15)	(2.03)	(1.09)	(0.73)	(0.54)		(0.41)

Net asset value, end of period	$32.80	$33.60	$31.35	$25.80	$22.95		$22.87

Total Return, at Net Asset Value[3]	4.20%	14.19%	26.57%	15.94%	2.64%		21.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,162,817	$4,121,447	$3,748,273	$2,494,276	$2,116,802		$918,456

Average net assets (in thousands)	$4,144,831	$4,041,525	$3,048,993	$2,276,255	$1,591,296		$593,104

Ratios to average net assets:[4]
Net investment income	3.32%	2.42%	2.62%	2.51%	2.13%		1.86%
Total expenses[5]	0.99%	1.00%	1.01%	1.06%	1.09%		1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	1.00%	1.01%	1.06%	1.09%		1.21%

Portfolio turnover rate	28%	40%	31%	30%	37%	[6]	60%

30      OPPENHEIMER EQUITY INCOME FUND

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	0.99%
Year Ended October 31, 2014	1.00%
Year Ended October 31, 2013	1.01%
Year Ended October 31, 2012	1.06%
Year Ended October 31, 2011	1.09%
Year Ended October 29, 2010	1.21%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

31       OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$27.99	$26.45	$21.95	$19.64	$19.68		$16.61

Income (loss) from investment operations:
Net investment income[2]	0 .34	0 .44	0 .41	0 .32	0 .25		0 .18
Net realized and unrealized gain	0 .68	2 .93	4 .98	2 .55	0 .08		3 .15

Total from investment operations	1 .02	3 .37	5 .39	2 .87	0 .33		3 .33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .31)	(0 .72)	(0 .62)	(0 .56)	(0 .37)		(0 .26)
Distributions from net realized gain	(1 .75)	(1 .11)	(0 .27)	0 .00	0 .00		0 .00

Total dividends and/or distributions to shareholders	(2 .06)	(1 .83)	(0 .89)	(0 .56)	(0 .37)		(0 .26)

Net asset value, end of period	$26.95	$27.99	$26.45	$21.95	$19.64		$19.68

Total Return, at Net Asset Value[3]	3 .83%	13 .28%	25 .35%	14 .90%	1 .61%		20 .22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147,053	$158,955	$168,407	$146,117	$128,777		$65,791

Average net assets (in thousands)	$152,309	$166,435	$155,005	$138,448	$96,706		$48,363

Ratios to average net assets:[4]
Net investment income	2 .56%	1 .64%	1 .72%	1 .56%	1 .20%		0 .96%
Total expenses[5]	1 .75%	1 .81%	1 .94%	2 .02%	2 .06%		2 .25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .75%	1 .81%	1 .94%	2 .02%	2 .02%		2 .13%

Portfolio turnover rate	28%	40%	31%	30%	37%	[6]	60%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.75%
Year Ended October 31, 2014	1.81%
Year Ended October 31, 2013	1.94%
Year Ended October 31, 2012	2.02%
Year Ended October 31, 2011	2.06%
Year Ended October 29, 2010	2.25%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

32       OPPENHEIMER EQUITY INCOME FUND

Class C	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$28 .03	$26 .50	$21 .99	$19 .68	$19 .72		$16.65

Income (loss) from investment operations:
Net investment income[2]	0 .34	0 .44	0 .45	0 .35	0 .28		0 .19
Net realized and unrealized gain	0 .67	2 .94	5 .00	2 .55	0 .09		3 .16

Total from investment operations	1 .01	3 .38	5 .45	2 .90	0 .37		3 .35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .31)	(0 .74)	(0 .67)	(0 .59)	(0 .41)		(0 .28)
Distributions from net realized gain	(1 .75)	(1 .11)	(0 .27)	0 .00	0 .00		0 .00

Total dividends and/or distributions to shareholders	(2 .06)	(1 .85)	(0 .94)	(0 .59)	(0 .41)		(0 .28)

Net asset value, end of period	$26 .98	$28 .03	$26 .50	$21 .99	$19 .68		$19.72

Total Return, at Net Asset Value[3]	3 .80%	13 .33%	25 .62%	15 .05%	1 .79%		20.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,048,672	$1,012,404	$803,867	$458,291	$365,942		$128,951

Average net assets (in thousands)	$1,033,134	$932,089	$607,483	$408,320	$269,739		$80,931

Ratios to average net assets:[4]
Net investment income	2 .58%	1 .64%	1 .83%	1 .72%	1 .36%		1 .02%
Total expenses[5]	1 .74%	1 .76%	1 .77%	1 .85%	1 .86%		2 .05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .74%	1 .76%	1 .77%	1 .85%	1 .86%		2 .05%

Portfolio turnover rate	28%	40%	31%	30%	37%	[6]	60%

33       OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.74%
Year Ended October 31, 2014	1.76%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.85%
Year Ended October 31, 2011	1.86%
Year Ended October 29, 2010	2.05%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

34       OPPENHEIMER EQUITY INCOME FUND

Class I	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$33.57	$31.32	$25.78	$24.90

Income (loss) from investment operations:
Net investment income[2]	0 .60	0 .88	0 .83	0 .43
Net realized and unrealized gain	0 .82	3 .53	5 .92	0 .93

Total from investment operations	1 .42	4 .41	6 .75	1 .36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .47)	(1 .05)	(0 .94)	(0.48)
Distributions from net realized gain	(1 .75)	(1 .11)	(0 .27)	0 .00

Total dividends and/or distributions to shareholders	(2 .22)	(2 .16)	(1 .21)	(0 .48)

Net asset value, end of period	$32.77	$33.57	$31.32	$25.78

Total Return, at Net Asset Value[3]	4 .44%	14 .66%	27.06%	5 .57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,513	$125,157	$59,332	$10,147

Average net assets (in thousands)	$134,685	$87,786	$34,913	$414

Ratios to average net assets:[4]
Net investment income	3 .75%	2 .73%	2 .85%	2 .73%
Total expenses[5]	0 .57%	0 .59%	0 .61%	0 .63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .57%	0 .59%	0 .61%	0 .63%

Portfolio turnover rate	28%	40%	31%	30%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	0.57%
Year Ended October 31, 2014	0.59%
Year Ended October 31, 2013	0.61%
Period Ended October 31, 2012	0.63%

See accompanying Notes to Financial Statements.

35       OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$32.41	$30.31	$24.99	$22.25	$22.21		$18.70

Income (loss) from investment operations:
Net investment income[2]	0 .47	0 .66	0 .63	0 .49	0 .41		0 .30
Net realized and unrealized gain	0 .78	3 .38	5 .70	2 .89	0 .08		3 .55

Total from investment operations	1 .25	4 .04	6 .33	3 .38	0 .49		3 .85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .36)	(0 .83)	(0 .74)	(0 .64)	(0 .45)		(0 .34)
Distributions from net realized gain	(1 .75)	(1 .11)	(0 .27)	0 .00	0 .00		0 .00

Total dividends and/or distributions to shareholders	(2 .11)	(1 .94)	(1 .01)	(0 .64)	(0 .45)		(0 .34)

Net asset value, end of period	$31.55	$32.41	$30.31	$24.99	$22.25		$22.21

Total Return, at Net Asset Value[3]	4 .05%	13 .85%	26 .11%	15 .51%	2 .14%		20.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$200,000	$205,039	$182,858	$124,081	$96,121		$40,582

Average net assets (in thousands)	$204,661	$199,409	$150,952	$111,920	$73,231		$25,675

Ratios to average net assets:[4]
Net investment income	3 .05%	2 .11%	2 .27%	2 .08%	1 .73%		1 .48%
Total expenses[5]	1 .25%	1 .30%	1 .36%	1 .48%	1 .55%		1 .83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .25%	1 .30%	1 .36%	1 .48%	1 .50%		1 .58%

Portfolio turnover rate	28%	40%	31%	30%	37%	[6]	60%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.25%
Year Ended October 31, 2014	1.30%
Year Ended October 31, 2013	1.36%
Year Ended October 31, 2012	1.48%
Year Ended October 31, 2011	1.55%
Year Ended October 31, 2010	1.83%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

36       OPPENHEIMER EQUITY INCOME FUND

Class Y	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$33 .58	$31 .34	$25 .79	$22 .94	$25 .76

Income (loss) from investment operations:
Net investment income[2]	0 .58	0 .84	0 .84	0 .66	0 .36
Net realized and unrealized gain (loss)	0 .80	3 .52	5 .89	2 .99	(2 .78)

Total from investment operations	1 .38	4 .36	6 .73	3 .65	(2 .42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .44)	(1 .01)	(0 .91)	(0 .80)	(0 .40)
Distributions from net realized gain	(1 .75)	(1 .11)	(0 .27)	0 .00	0 .00

Total dividends and/or distributions to shareholders	(2 .19)	(2 .12)	(1 .18)	(0 .80)	(0 .40)

Net asset value, end of period	$32 .77	$33 .58	$31 .34	$25 .79	$22 .94

Total Return, at Net Asset Value[3]	4 .31%	14 .46%	26 .97%	16 .30%	(9 .45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$721,242	$697,099	$361,819	$200,436	$109,193

Average net assets (in thousands)	$704,401	$487,585	$258,619	$131,940	$50,333

Ratios to average net assets:[4]
Net investment income	3 .58%	2 .60%	2 .89%	2 .73%	2 .32%
Total expenses[5]	0 .75%	0 .75%	0 .71%	0 .76%	0 .80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .75%	0 .75%	0 .71%	0 .76%	0 .80%

Portfolio turnover rate	28%	40%	31%	30%	37%	[6]

1. For the period from February 28, 2011 (inception of offering) to October 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	0.75%
Year Ended October 31, 2014	0.75%
Year Ended October 31, 2013	0.71%
Year Ended October 31, 2012	0.76%
Period Ended October 31, 2011	0.80%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

37       OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2015 Unaudited

1. Significant Accounting Policies

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

38      OPPENHEIMER EQUITY INCOME FUND

2. Significant Accounting Policies (Continued)

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable,

39       OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2014, the Fund utilized $21,332,975 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$63,322,525

As of April 30, 2015, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2015, it is estimated that the Fund will utilize $63,322,525 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

40       OPPENHEIMER EQUITY INCOME FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,464,019,732
Federal tax cost of other investments	(20,428,618)

Total federal tax cost	$5,443,591,114

Gross unrealized appreciation	$1,171,592,932
Gross unrealized depreciation	(169,854,285)

Net unrealized appreciation	$1,001,738,647

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer

41       OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

42       OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

43       OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$949,337,990	$—	$—	$949,337,990
Consumer Staples	171,072,252	—	—	171,072,252
Energy	618,537,850	—	—	618,537,850
Financials	1,692,635,910	—	—	1,692,635,910
Health Care	548,983,025	—	—	548,983,025
Industrials	302,384,404	—	—	302,384,404
Information Technology	386,051,431	—	—	386,051,431
Materials	204,426,386	—	—	204,426,386
Telecommunication Services	227,690,375	—	—	227,690,375
Utilities	161,092,935	—	—	161,092,935
Preferred Stocks	181,184,914	81,874,099	—	263,059,013
Rights, Warrants and Certificates	11,224,000	—	—	11,224,000
Mortgage-Backed Obligations	—	3,362,076	—	3,362,076
U.S. Government Obligation	—	445,068	—	445,068
Non-Convertible Corporate Bonds and Notes	—	79,250,017	—	79,250,017
Convertible Corporate Bonds and Notes	—	530,844,084	—	530,844,084
Structured Securities	—	277,141,262	—	277,141,262
Exchange-Traded Options Purchased	992,960	—	—	992,960
Investment Company	32,925,136	—	—	32,925,136
Total Assets	$5,488,539,568	$972,916,606	$—	$6,461,456,174

Liabilities Table
Other Financial Instruments:
Options written, at value	$(16,126,413)	$—	$—	$(16,126,413)
Total Liabilities	$(16,126,413)	$—	$—	$(16,126,413)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

44       OPPENHEIMER EQUITY INCOME FUND

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. As of April 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

45       OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of April 30, 2015 is as follows:

Cost	$21,871,987
Market Value	$19,485,450
Market Value as % of Net Assets	0.30%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

46       OPPENHEIMER EQUITY INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

47       OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the six months ended April 30, 2015, the Fund had an ending monthly average market value of $9,286 and $1,027,926 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the six months ended April 30, 2015, the Fund had an ending monthly average market value of $6,777,476 and $14,309,418 on written call options and written put options, respectively.

48       OPPENHEIMER EQUITY INCOME FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended April 30, 2015 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2014	209,781	$37,690,536
Options written	576,918	78,692,262
Options closed or expired	(402,071)	(50,281,484)
Options exercised	(260,284)	(45,672,696)

Options outstanding as of April 30, 2015	124,344	$20,428,618

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin

49       OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of April 30, 2015:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts	Investments, at value	$992,960	*	Options written, at value	$16,126,413

*Amounts relate to purchased option contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of option contracts written	Total
Equity contracts	$(14,948,383)	$50,281,484	$35,333,101
*Includes purchased option contracts, purchased swaption contracts and written option contracts, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total
Equity contracts	$2,263,731	$(428,610)	$1,835,121

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.0001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

50       OPPENHEIMER EQUITY INCOME FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	10,856,403	$352,136,036	28,954,874	$929,967,066
Dividends and/or distributions reinvested	7,761,606	248,876,752	7,320,767	229,684,433
Redeemed	(14,351,889)	(464,974,545)	(33,179,393)	(1,072,981,700)

Net increase	4,266,120	$136,038,243	3,096,248	$86,669,799

Class B
Sold	184,728	$4,914,588	527,504	$14,119,917
Dividends and/or distributions reinvested	408,242	10,778,889	412,049	10,770,325
Redeemed	(814,413)	(21,880,936)	(1,626,788)	(43,880,286)

Net decrease	(221,443)	$(6,187,459)	(687,235)	$(18,990,044)

Class C
Sold	4,168,910	$111,438,326	9,462,490	$254,126,781
Dividends and/or distributions reinvested	2,554,725	67,557,341	1,999,540	52,460,603
Redeemed	(3,976,784)	(106,309,933)	(5,676,585)	(153,404,699)

Net increase	2,746,851	$72,685,734	5,785,445	$153,182,685

Class I
Sold	1,369,857	$44,493,229	2,165,533	$70,112,057
Dividends and/or distributions reinvested	250,814	8,029,922	127,927	4,032,356
Redeemed	(388,827)	(12,572,196)	(459,945)	(14,873,989)

Net increase	1,231,844	$39,950,955	1,833,515	$59,270,424

Class R1
Sold	848,787	$26,420,017	2,041,358	$63,272,262
Dividends and/or distributions reinvested	405,588	12,520,943	363,027	10,987,311
Redeemed	(1,242,595)	(38,848,150)	(2,110,737)	(65,785,796)

Net increase	11,780	$92,810	293,648	$8,473,777

Class Y
Sold	3,614,325	$116,801,471	13,124,327	$429,226,516
Dividends and/or distributions reinvested	1,292,295	41,401,871	710,600	22,493,536
Redeemed	(3,659,585)	(117,534,721)	(4,622,093)	(148,855,175)

Net increase	1,247,035	$40,668,621	9,212,834	$302,864,877

1. Effective July 1, 2014, Class N shares were renamed Class R.

51       OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$1,750,861,704	$1,779,654,445
U.S. government and government agency obligations	—	23,675

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Next $3.0 billion	0.50
Next $5.0 billion	0.45
Over $10.0 billion	0.42

The Fund’s effective management fee for the six months ended April 30, 2015 was 0.53% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

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8. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$17,553
Payments Made to Retired Trustees	30,398
Accumulated Liability as of April 30, 2015	192,317

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing

53       OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2015	$835,580	$18,764	$72,741	$40,732	$2,252

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2015, the Manager waived fees and/or reimbursed the Fund $28,696 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not

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9. Pending Litigation (Continued)

resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER EQUITY INCOME FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael S. Levine, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

58      OPPENHEIMER EQUITY INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0835.001.0415 June 25, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	6/11/2015